UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                October 22, 2001

                         OAO TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  000-23173                     52-1973990
     (State or Other               (Commission                  (IRS Employer
     Jurisdiction of               File Number)            Identification No.)
                                  Incorporation)

              7500 Greenway Center Drive, Greenbelt, Maryland 20770
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (301) 486-0400


        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

On October 22, 2001, Terrapin Partners Subsidiary LLC ("Terrapin Partners"), a J.F. Lehman & Company affiliate, acquired all 5.7 million shares of OAO Technology Solutions, Inc. ("OAOT") common stock held by Safeguard Scientifics, Inc. and two of its affiliates ("Safeguard"). Terrapin Partners paid $9.4 million in cash, or $1.65 per share, for the 5.7 million shares of OAOT held by Safeguard. Terrapin Partners also issued to Safeguard $2.0 million of convertible preferred stock, or $0.35 per share, for each OAOT share purchased.

In addition to affiliates of J.F. Lehman & Company, other members of Terrapin Partners include Cecile D. Barker, vice chairman of OAOT's board of directors, Gregory A. Pratt, president and chief executive officer of OAOT, and J. Jeffrey Fox, senior vice president of finance and chief financial officer of OAOT. Each of these individuals exchanged existing shares of OAOT for interests in Terrapin Partners, allowing Barker, Pratt, and Fox to retain indirect ownership positions in OAOT. Voting power was provided to Terrapin Partners with respect to certain shares owned by Barker that could not be exchanged.

This Form 8-K may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's current beliefs and expectations as to its future performance. Future events and the Company's actual future results may differ materially from the results, performance or expectations reflected in those forward-looking statements based on the factors described below, among others. The marketplace for software and services of the type offered by OAOT is highly competitive and our business results could suffer due to competitive factors. Our results of operations would also be adversely affected by a change in the prevailing technology away from outsourcing IT applications, the inability of the company to make necessary enhancements or developments to its existing software products, the loss of or decrease in revenues and potential pricing pressure on contracts with a strategic customer, the lower than expected revenue growth and profitability of the newly signed AMS contract and contracts with other non-strategic customers, customers potential exercise of early termination clauses in long-term contracts that could reduce contract backlog, and the risk that forecasted revenue will be achieved in the time frame anticipated and that costs may be higher than expected in the forecasted amounts. Refer to our Form 10-K for the year ended December 31, 2000 for additional risk factors that could adversely impact the Company or that could cause future results to differ from the results, performance or expectations reflected in our forward-looking statements. The Company undertakes no duty to publicly update any "forward-looking statements", whether as a result of new information, future events or otherwise.


Item 7. Exhibits.


     (c) Exhibits.
          99.1 Press Release dated October 23, 2001.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                OAO TECHNOLOGY SOLUTIONS, INC.


Date:  November 6, 2001      By: /s/ Gregory A. Pratt
                                ------------------------------------
                                Gregory A. Pratt,
                                President and Chief Executive Officer


Date:  November 6, 2001      By: /s/ J. Jeffrey Fox
                                ------------------------------------
                                J. Jeffrey Fox,
                                Senior Vice President of
                                Finance and Chief Financial Officer













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                                  Exhibit Index

Exhibit
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99.1    Press Release dated October 23, 2001.